UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2021

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New Providence Acquisition Corp.

(Exact name of registrant as specified in its charter)

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Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Research Blvd, Ste 160C PMB 1081, Austin, TX 78759	78759
(Address of principal executive offices)	(Zip Code)

(561) 231-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock included as part of the units	NPA	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Capital Market
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	NPAUU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 12, 2021, New Providence Acquisition Corp. (“NPA”) held an annual meeting of its stockholders (the “Annual Meeting”), at which holders of 19,729,789 shares of common stock of NPA (consisting of 13,979,789 shares of Class A common stock and 5,750,000 shares of Class B common stock) were present in person or by proxy, representing 68.625% of the voting power of NPA’s common stock as of the date of the Annual Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement of NPA, which was filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2021 (the “Proxy Statement”). A summary of the voting results at the Annual Meeting is set forth below:

The stockholders of the Company voted on the following four proposals: (1) to re-elect Timothy Gannon as a director to serve until the 2024 Annual Meeting of Stockholders (the “Director Re-election Proposal”) , (2) to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021 (the “Independent Accounting Firm Proposal”), (3) to amend the Company’s certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension Amendment Proposal”) and (4) to approve the adjournment of the Annual Meeting to a later date to permit further solicitation and vote of proxies in the event that there are insufficient votes for, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”) (each as further described in the Proxy Statement). The final results of the voting of each proposal are set forth below.

Proposal 1 – The Director Re-election Proposal

The Company’s stockholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
5,750,000	0	0

Proposal 2 – The Independent Accounting Firm Proposal

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
19,628,033	44,056	57,700

Proposal 3 – The Extension Amendment Proposal

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
19,617,579	89,714	22,496

Proposal 4 – The Adjournment Proposal

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
19,612,425	81,013	36,351

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021	NEW PROVIDENCE ACQUISITION CORP.

	By:	/s/ James Bradley
	Name:	James Bradley
	Title:	Chief Financial Officer